                                                                   EXHIBIT 10.19


          THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR STATE SECURITIES LAWS OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN TRANSFER AND VOTING RESTRICTIONS PURSUANT TO A STOCKHOLDERS AGREEMENT DATED AS OF NOVEMBER 17, 1995 AND AMENDED AS OF MARCH 1, 1996 AMONG THE ISSUER OF SUCH SECURITIES (THE "COMPANY") AND CERTAIN OF THE COMPANY'S STOCKHOLDERS. A COPY OF SUCH STOCKHOLDERS AGREEMENT WILL BE FURNISHED WITHOUT CHARGE TO THE HOLDER HEREOF UPON WRITTEN REQUEST.


                                 CLASS L WARRANT
                                 ---------------


Date of Issuance:  March 1, 1996                        Certificate No. W-L3


          For value received, CAMBRIDGE INDUSTRIES HOLDINGS, INC., a Delaware corporation (the "Company"), hereby grants to BAIN CAPITAL V MEZZANINE FUND,
                  -------
L.P., a Delaware limited partnership, or its permitted transferees and assigns, this warrant (this "Warrant"), representing the right to purchase from the
                    -------
Company a total of 294.10 Warrant Shares (as defined herein) at a price of $1,306.80 per Warrant Share (the "Initial Exercise Price"). The exercise price
                                  ----------------------
and number of Warrant Shares (and the amount and kind of other securities) for which this Warrant is exercisable shall be subject to adjustment as provided herein. Certain capitalized terms used herein are defined in Section 5 hereof.

          This Warrant is subject to the following provisions:

          SECTION 1.  Exercise of Warrant.
                      -------------------

          1A.  Exercise Period.  The purchase rights represented by this Warrant
               ---------------
may be exercised, in whole or in part, at any time and from time to time after the date hereof to and including 5:00 p.m., New York time, on November 17, 2005 or, if such day is not a business day, on the next preceding business day (the "Exercise Period").
----------------

          1B.  Exercise Procedure.
               ------------------

          (i) This Warrant shall be deemed to have been exercised when all of the following items have been delivered to the Company (the "Exercise Time"):
                                                             -------------

               (a) a completed Exercise Agreement, as described in Section 1C below, executed by the Person exercising all or part of the purchase rights represented by this Warrant (the "Purchaser");
                                       ---------

               (b)  this Warrant;

               (c) if the Purchaser is not the Registered Holder, an Assignment or Assignments in the form set forth in Exhibit II hereto evidencing the
                                             ----------
     assignment of this Warrant to the Purchaser; and

               (d) either (x) a check payable to the Company in an amount equal to the Aggregate Exercise Price (as defined), (y) the surrender to the Company of securities of the Company having a value equal to the Aggregate Exercise Price of the Warrant Shares being purchased upon such exercise (which value in the case of debt securities shall be the principal amount thereof and in the case of shares of Common Stock shall be the Fair Market Value thereof), or (z) the delivery of a notice to the Company that the Purchaser is exercising this Warrant by authorizing the Company to reduce the number of Warrant Shares subject to this Warrant by the number of shares having an aggregate Fair Market Value equal to the Aggregate Exercise Price. For purposes hereof, "Aggregate Exercise Price" means an
                                            ------------------------
     amount equal to the product of the Exercise Price (as defined in Section 2) multiplied by the number of Warrant Shares being purchased and being surrendered for payment at such time.

          (ii) Certificates for Warrant Shares purchased upon exercise of this Warrant shall be delivered by the Company to the Purchaser within five days after the date of the Exercise Time together with any cash payable in lieu of a fraction of a share pursuant to Section 13 hereof. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company shall prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised and shall, within such five-day period, deliver such new Warrant to the Person designated for delivery in the Exercise Agreement.

          (iii) The Warrant Shares issuable upon the exercise of this Warrant shall be deemed to have been issued to the Purchaser at the Exercise Time, and the Purchaser shall be deemed for all purposes to have become the Registered Holder of such Warrant Shares at the Exercise Time.

          (iv) The issuance of certificates for Warrant Shares upon exercise of this Warrant shall be made without charge to the Registered Holder or the Purchaser for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of Warrant Shares; provided, however, that the Company shall not be required to pay any tax
        --------  -------
or taxes which may be payable in respect of this Warrant or any Warrant Shares, with respect to any transfer of this Warrant, which taxes shall be paid by the transferee prior to the issuance of such Warrant Shares.

          (v) The Company shall not close its books against the transfer of this Warrant or of any Warrant Shares issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant. The Company shall from time to time take all such action as may be necessary to assure that the par value per share of the unissued Warrant Shares acquirable upon exercise of this Warrant is at all times equal to or less than the Exercise Price then in effect. In the event that the Company fails to comply with its obligations set forth in the foregoing sentence, the Purchaser may (but shall not be obligated to) purchase Warrant Shares hereunder at par value, and the Company shall be obligated to reimburse the Purchaser for the aggregate amount of consideration paid in connection with such exercise in excess of the Exercise Price then in effect.

          (vi) The Company shall assist and cooperate with any reasonable request by the Registered Holder or any Purchaser which is required to make any governmental filings or obtain any governmental approvals prior to or in connection with any exercise of this Warrant.

          (vii) Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a public offering or a sale of the Company (pursuant to a merger, sale of stock or otherwise), such exercise may at the election of the Registered Holder be conditioned upon the consummation of such transaction, in which case such exercise shall not be deemed to be effective until immediately prior to the consummation of such transaction.

          (viii) The Company shall at all times reserve and keep available out of its authorized but unissued Common Stock solely for the purpose of issuance upon the exercise of this Warrant, the maximum number of Warrant Shares issuable upon the exercise of this Warrant. All Warrant Shares which are so issuable shall, when issued and upon the payment of the Exercise Price, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Company shall take all such actions as may be necessary to ensure that all such Warrant Shares may be so issued without violation by the Company of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock or other securities constituting Warrant Shares may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance). The Company will use its best efforts to cause the Warrant Shares, immediately upon such exercise, to be listed on any domestic securities exchange upon which shares of Common Stock or other securities constituting Warrant Shares are listed at the time of such exercise.

          (ix) If the Warrant Shares issuable by reason of exercise of this Warrant are convertible into or exchangeable for any other stock or securities of the Company, the Company shall, at the Purchaser's option and upon surrender of this Warrant by such Purchaser as provided above together with any notice, statement or payment required to effect such conversion or exchange of Warrant Shares, deliver to such Purchaser (or as otherwise specified by such Purchaser) a certificate or certificates representing the stock or securities into which the Warrant Shares issuable by reason of such conversion are convertible or exchangeable, registered in such name or names and in such denomination or denominations as such Purchaser has specified.

          (x) The Company shall at all times in good faith assist in the carrying out of all terms of this Warrant. Without limiting the generality of the foregoing, the Company shall use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

          (xi) No stockholder of the Company has or shall have any preemptive right to subscribe for the Warrant Shares issuable pursuant hereto.

          1C.  Exercise Agreement.  Upon any exercise of this Warrant, the
               ------------------
Purchaser shall deliver to the Company an Exercise Agreement in substantially the form set forth in Exhibit I hereto, except that if the Warrant Shares are
                      ---------
not to be issued in the name of the Registered Holder, the Exercise Agreement shall also state the name of the Person to whom the certificates for the Warrant Shares are to be issued, and if the number of Warrant Shares to be issued does not include all of the Warrant Shares purchasable hereunder, it shall also state the name of the Person to whom a new Warrant for the unexercised portion of the rights hereunder is to be issued.

          SECTION 2.  Adjustment of Exercise Price and Number of Shares.  In
                      -------------------------------------------------
order to prevent dilution of the rights granted under this Warrant, the Initial Exercise Price shall be subject to adjustment from time to time as provided in this Section 2 (an "Adjustment")(as so adjusted, the "Exercise Price"), and the
                    ----------                        --------------
number of Warrant Shares obtainable upon exercise of this Warrant shall be subject to adjustment from time to time, each as provided in this Section 2;

provided, that there shall be no Adjustment to the Exercise Price or to the
--------
number of Warrant Shares acquirable upon exercise of the Warrant, as provided in this Section 2, unless and until such Adjustment, together with any previous Adjustments to the Exercise Price or to the number of Warrant Shares so acquirable which would otherwise have resulted in an Adjustment were it not for this proviso, would require an increase or decrease of at least 1% of the total number of Warrant Shares so acquirable at the time of such Adjustment, in which event such Adjustment and all such previous Adjustments shall immediately occur.

          2A.  Subdivision or Combination of Common Stock.  If the Company at
               ------------------------------------------
any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) the Class L Common into a greater number of shares or pays a dividend or makes a distribution to holders of the Class L Common in the form of shares of Class L Common, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Warrant Shares obtainable upon exercise of this Warrant shall be proportionately increased. If the Company at any time combines (by reverse stock split or otherwise) the Class L Common into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares obtainable upon exercise of this Warrant shall be proportionately decreased.

          2B.  Organic Change.  Any recapitalization, reorganization,
               --------------
reclassification, consolidation, merger, sale of all or substantially all of the Company's assets or other transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an "Organic Change." Prior
                                                          --------------
to the consummation of any Organic Change, the Company shall make appropriate provision to ensure that each Registered Holder of Warrants shall thereafter have the right to acquire and receive upon exercise thereof, in lieu of the Warrant Shares immediately theretofore acquirable and receivable upon exercise of such Registered Holder's Warrants, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of Warrant Shares immediately theretofore acquirable and receivable upon exercise of such Registered Holder's Warrants had such Organic Change not taken place.
In any such case, the Company shall make appropriate provision with respect to such Registered Holder's rights and interests to insure that the provisions hereof (including this Section 2) shall thereafter be applicable to the Warrants (including, in the case of any such Organic Change in which the successor entity or purchasing entity is other than the Company, an immediate adjustment of the Exercise Price to the value for the Common Stock reflected by the terms of such Organic Change and a corresponding immediate adjustment in the number of Warrant Shares acquirable and receivable upon exercise of the Warrants, if the value so reflected is less than the Fair Market Value of the Common Stock in effect immediately prior to such Organic Change). The Company shall not effect any such Organic Change unless, prior to the consummation thereof, the successor entity (if other than the Company) resulting from such Organic Change (including a purchaser of all or substantially all the Company's assets) assumes by written instrument the obligation to deliver to each Registered Holder of Warrants such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Registered Holder may be entitled to acquire upon exercise of Warrants.

          2C.  Certain Events.  If any event occurs of the type contemplated by
               --------------
the provisions of this Section 2 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors shall make in good faith an appropriate adjustment in the Exercise Price and the number of Warrant Shares obtainable upon exercise of this Warrant so as to protect the rights of the Registered Holder of this Warrant.

          2D.  Notices.
               -------

               (i) Immediately upon any adjustment of the Exercise Price, the Company shall give written notice thereof to the Registered Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

               (ii) The Company shall give written notice to the Registered Holder at least 30 days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock, or (C) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

               (iii) The Company shall also give written notice to the Registered Holder at least 30 days prior to the date on which any Organic Change, dissolution or liquidation shall take place.

          SECTION 3.  Certain Rights Regarding Dividends.  If the Company pays a
                      ----------------------------------
dividend or distribution upon the Common Stock, other than dividends or distributions described in Section 2A, then the Company shall pay to the Registered Holder of this Warrant, at the time of payment thereof, such dividend or distribution which would have been paid to such Registered Holder had this Warrant been fully exercised immediately prior to the date on which a record is taken for such dividend or distribution or, if no record is taken, the date as of which the record holders of Common Stock entitled to said dividends or distributions are to be determined.

          SECTION 4.  Purchase Rights.  If at any time the Company grants,
                      ---------------
issues or sells any options, convertible securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of the Common Stock (the "Purchase Rights"), then the Company shall grant, issue or
                   ---------------
sell (as the case may be) to the Registered Holder the aggregate Purchase Rights which such Registered Holder would have acquired if such Registered Holder had held the maximum number of Warrant Shares acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

          SECTION 5.  Definitions.  The following terms have the meanings set
                      -----------
forth below:

          "Affiliate," as applied to any Person, means any other Person directly
           ---------
or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, "control" (including with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any Person, means the possession, directly, indirectly or beneficially, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

          "Class A Common" means the Company's Class A Common Stock, par value
           --------------
$.01 per share, and any securities into which such Class A Common Stock is hereafter converted or exchanged.

          "Class L Common" means the Company's Class L Common Stock, par value
           --------------
$.01 per share, and any securities into which such Class L Common Stock is hereafter converted or exchanged.

          "Class P Common" means the Company's Class P Common Stock, par value
           --------------
$.01 per share, and any securities into which such Class P Common Stock is hereafter converted or exchanged.

          "Common Stock" means, collectively, the Class A Common, the Class L
           ------------
Common and the Class P Common, and any securities into which such Common Stock is hereafter converted or exchanged.

          "Fair Market Value" means (i) the average of the closing sales prices
           -----------------
of the Common Stock on all domestic securities exchanges on which the Common Stock is listed, or (ii) if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day or, (iii) if on any day the Common Stock is not so listed, the sales price for the Common Stock as of 4:00 p.m., New York time, as reported on the Nasdaq National Market or, (iv) if the Common Stock is not reported on the Nasdaq National Market, the average of the representative bid and asked quotations for the Common Stock as of 4:00 p.m., New York time, as reported on the Nasdaq interdealer quotation system, or any similar successor organization, in each such case averaged over a period of 21 trading days consisting of the day as of which "Fair Market Value" is being determined and the 20 consecutive trading days prior to such day. Notwithstanding the foregoing, if at any time of determination either (x) the Common Stock is not registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, and either listed on a national securities exchange or authorized for quotation in the Nasdaq system, or (y) less than 25% of the outstanding Common Stock is held by the public free of transfer restrictions under the Securities Act of 1933, as amended, then Fair Market Value shall mean the price that would be paid per share of outstanding Common Stock in connection with a sale of the entire common equity interest in the Company in an orderly sale transaction between a willing buyer and a willing seller, taking into account the appropriate lack of liquidity of the Company's securities, using valuation techniques then prevailing in the securities industry and assuming full disclosure of all relevant information and a reasonable period of time for effectuating such sale. Fair Market Value shall be determined by the Company's Board of Directors in its good faith judgment. The Required Holders shall have the right to require that an independent investment banking firm mutually acceptable to the Company and the Required Holders determine Fair Market Value, which firm shall submit to the Company and the Warrant holders a written report setting forth such determination. The expenses of such firm will be borne by the Company, and the determination of such firm will be final and binding upon all parties.

          "Person" means any individual, partnership, joint venture,
           ------
corporation, trust, unincorporated organization or government or department or agency thereof.

          "Registered Holder" means the holder of this Warrant as reflected in
           -----------------
the records of the Company maintained pursuant to Section 12.

          "Required Holders" means the holders of a majority of the purchase
           ----------------
rights represented by this Warrant as originally issued which remain outstanding and unexercised.

          "Stockholders Agreement" means the Stockholders Agreement dated as of
           ----------------------
November 17, 1995 and amended as of March 1, 1996 by and among the Company and its stockholders, as such agreement may be amended or modified from time to time.

          "Warrant Shares" means shares of the Class L Common issuable upon
           --------------
exercise of each Warrant; provided, that if the securities issuable upon
                          --------
exercise of the Warrants are issued by an entity other than the Company or there is a change in the class of securities so issuable, then the term "Warrant Shares" shall mean shares of the security issuable upon exercise of the Warrants if such security is issuable in shares, or shall mean the equivalent units in which such security is issuable if such security is not issuable in shares.

          SECTION 6.  No Voting Rights; Limitations of Liability.  This Warrant
                      ------------------------------------------
shall not entitle the Registered Holder hereof to any voting rights or other rights as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Registered Holder to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Registered Holder shall give rise to any liability of such Registered Holder for the Exercise Price of Warrant Shares acquirable by exercise hereof or as a stockholder of the Company.

          SECTION 7.  Restrictions.  Subject to the provisions of this Section
                      ------------
7, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Registered Holder (subject to the provisions of paragraph 1B(iv) hereof), upon surrender of this Warrant with a properly executed Assignment (in the form of Exhibit II hereto) at the principal office of the
                           ----------
Company. The Registered Holder agrees that it will not sell, transfer or otherwise dispose of this Warrant or any Warrant Shares of restricted Common Stock, in whole or in part, except pursuant to an effective registration statement under the Securities Act of 1933, as amended, or an exemption from registration thereunder and then only in accordance with the terms of the Stockholders Agreement.

          Each certificate evidencing Warrant Shares and each Warrant issued upon such transfer shall bear the restrictive legends required by the Stockholders Agreement.

          SECTION 8.  Warrant Exchangeable for Different Denominations.  This
                      ------------------------------------------------
Warrant is exchangeable, upon the surrender hereof by the Registered Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants shall represent such portion of such rights as is designated by the Registered Holder at the time of such surrender. At the request of the Registered Holder (pursuant to a transfer of Warrants or otherwise), this Warrant may be exchanged for one or more Warrants to purchase Common Stock. The date the Company initially issues this Warrant shall be deemed to be the date of issuance hereof regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant shall be issued.
All Warrants representing portions of the rights hereunder are referred to herein as the "Warrants."
               --------

          SECTION 9.  Replacement.  Upon receipt of evidence reasonably
                      -----------
satisfactory to the Company (an affidavit of the Registered Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company (provided that if the Registered Holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Company shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

          SECTION 10.  Notices.  Except as otherwise expressly provided herein,
                       -------
all notices and deliveries referred to in this Warrant shall be in writing, shall be delivered personally, sent by registered or certified mail, return receipt requested and postage prepaid or sent via nationally recognized overnight courier or via facsimile, and shall be deemed to have been given when so delivered (or when received, if delivered by any other method) if sent (i) to the Company, at its principal executive offices and (ii) to a Registered Holder, at such Registered Holder's address as it appears in the records of the Company (unless otherwise indicated by any such Registered Holder).

          SECTION 11.  Amendment and Waiver.  Except as otherwise provided
                       --------------------
herein, the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the prior written consent of the Registered Holder.

          SECTION 12.  Warrant Register.  The Company shall maintain at its
                       ----------------
principal executive offices books for the registration and the registration of transfer of Warrants. The Company may deem and treat the Registered Holder as the absolute owner hereof (notwithstanding any notation of ownership or other writing thereon made by anyone) for all purposes and shall not be affected by any notice to the contrary.

          SECTION 13.  Fractions of Shares.  The Company may, but shall not be
                       -------------------
required to, issue a fraction of a Warrant Share upon the exercise of this Warrant in whole or in part. As to any fraction of a share which the Company elects not to issue, the Company shall make a cash payment in respect of such fraction in an amount equal to the same fraction of the Fair Market Value of a Warrant Share on the date of such exercise.

          SECTION 14.  Descriptive Headings; Governing Law.  The descriptive
                       -----------------------------------
headings of the several Sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The corporate law of the State of Delaware shall govern all issues and questions concerning the relative rights of the Registered Holders and Holdings. All other issues and questions concerning the construction, validity, interpretation and enforceability of this Warrant and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.


                                 * * * * *

          IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by its duly authorized officers under its corporate seal and to be dated as of the date hereof.

                              CAMBRIDGE INDUSTRIES HOLDINGS, INC.


                              By:  /s/ [SIGNATURE APPEARS HERE]
                                  ------------------------------------
                              Name:
                              Title:



Attest:


---------------------------
     Treasurer

                                      -11-